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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                             XM SATELLITE RADIO INC.
                                OFFER TO EXCHANGE

    14% Senior Secured Notes due 2010 for any and all outstanding
                       14% Senior Secured Notes due 2010
              Pursuant to the Prospectus Dated _________ ___, 2000

--------------------------------------------------------------------------------

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________ ___, 2000 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY XM SATELLITE RADIO INC.
--------------------------------------------------------------------------------

         This form or one substantially equivalent hereto must be used by a holder of Old Notes (as defined below) to accept the Exchange Offer of XM Satellite Radio Inc. (the "Issuer") and to tender Old Notes to United States Trust Company of New York, as exchange agent (the "Exchange Agent") pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Procedures for Tendering Outstanding Notes -- Guaranteed Delivery" of the Issuer's Prospectus dated ________ ___, 2000 (the "Prospectus") and in Instruction 1 to the related Letter of Transmittal. The Exchange Offer provides holders of the Issuer's outstanding 14% Senior Secured Notes due 2010 (the "Old Notes") the opportunity to exchange such Old Notes for the 14% Senior Secured Notes due 2010 offered pursuant to the Prospectus (the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

             United States Trust Company of New York, Exchange Agent

By Mail:                             By Hand before 4:30 p.m.:
United States Trust Company of       United States Trust Company of
New York                             New York
P.O. Box 84                          30 Broad Street, B-Level
Bowling Green Station                New York, New York 10004
New York, New York 10274

                                     By Overnight Courier and By
By Facsimile:                        Hand after 4:30 p.m.:
(646) 458-8111                       United States Trust Company of
Attn: Customer Service               New York
Confirm by telephone:                30 Broad Street, 14th Floor
(800) 548-6565                       New York, New York 10004

         Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution").

           DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN

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THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF
SIGNATURES.

Ladies and Gentlemen:

          The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amounts of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.


-----------------------------------------------------------------------------------------------------------------------

                                          DESCRIPTION OF OLD NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ----------------------------- ----------------------------------
  Certificate Number(s) (if known) of Old                        Aggregate                        Aggregate
Notes or Account Number at the Book-Entry                     Principal Amount                 Principal Amount
                 Facility                                        Represented                        Tendered
------------------------------------------------------ ----------------------------- ---------------------------------
                                                       ----------------------------- ----------------------------------

                                                       ----------------------------- ----------------------------------

                                                       ----------------------------- ----------------------------------

                                                       ----------------------------- ----------------------------------

                                                       ----------------------------- ----------------------------------

                                                       ----------------------------- ----------------------------------

                                                       ----------------------------- ----------------------------------
                                                       TOTAL
------------------------------------------------------ ----------------------------- ----------------------------------


                                                           Principal Amount of Old
Signature of Registered Holder(s) or Authorized Signatory: Notes Tendered: $
                                                                             --------------------------------

Date:                                                      Certificate Nos.  (if available):
     ----------------------------------------------------
Name(s):                                                   --------------------------------------------------
        -------------------------------------------------
                                                           Total Principal Amount Represented
---------------------------------------------------------  by Old Note Certificate(s):

---------------------------------------------------------  $
                                                            -------------------------------------------------

Address:                                                   CHECK IF OLD NOTES WILL BE TENDERED BY
        -------------------------------------------------  BOOK-ENTRY TRANSFER

---------------------------------------------------------  [_]   The Depository Trust Company

---------------------------------------------------------  Account Number:
                                                                          -----------------------------------
---------------------------------------------------------
                                                 Zip Code

Area Code and Tel. No.(s):
                           ------------------------------

---------------------------------------------------------
                   (Please Type or Print)


              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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                                    GUARANTEE
                    (Not to be used for signature guarantee)


          The undersigned, being an Eligible Institution, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes -- Guaranteed Delivery" and in the Letter of Transmittal, in proper form for transfer), and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the date of execution of the Notice of Guaranteed Delivery.


----------------------------------  ---------------------------------
        Name of Firm                         Authorized Signature

----------------------------------  ---------------------------------
          Address                                  Title

----------------------------------  Name:
                          Zip Code       ----------------------------
                                            (Please Type or Print)

Area Code and Tel. No.:             Dated:
                       -----------        ---------------------------

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NOTE: DO NOT SEND OLD NOTE CERTIFICATES WITH THIS FORM. ACTUAL SURRENDER OF OLD
      NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.